                                                                      Exhibit 24

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                               /s/ Mark C. Smith
                                               -----------------
                                               Mark C. Smith
                                               Chairman of the Board, Chief
                                               Executive Officer and Director

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                            /s/ Howard A. Thrailkill
                                            ------------------------
                                            Howard A. Thrailkill
                                            President, Chief Operating Officer,
                                            and Director

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                              /s/ Lonnie S. McMillian
                                              -----------------------
                                              Lonnie S. McMillian
                                              Senior Vice President, Secretary,
                                              and Director

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                                   /s/ W. Frank Blount
                                                   -------------------
                                                   W. Frank Blount
                                                   Director

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                                   /s/ William L. Marks
                                                   --------------------
                                                   William L. Marks
                                                   Director

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                                   /s/ Roy J. Nichols
                                                   ------------------
                                                   Roy J. Nichols
                                                   Director

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark C. Smith and John R. Cooper, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 22nd day of March, 2001.


                                                   /s/ James L. North
                                                   ------------------
                                                   James L. North
                                                   Director